UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

MID PENN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2407 Park Drive Harrisburg, Pennsylvania	1.866.642.7736	17110
(Address of Principal Executive Offices)	( Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

MID PENN BANCORP, INC.

FORM 8-K/A

Explanatory Note

On November 30, 2021, Mid Penn Bancorp, Inc. (the “Mid Penn”), pursuant to an Agreement and Plan of Merger, dated as of June 30, 2021 (the “Merger Agreement”), between Mid Penn and Riverview Financial Corporation (“Riverview”), completed its acquisition of Riverview. On December 1, 2021, Mid Penn filed a Current Report on Form 8-K stating that it had completed the acquisition and that the financial information required under Items 9.01(a) and 9.01(b) would be filed within 71 days after the date on which the Current Report on Form 8-K was required to be filed. This amended Current Report on Form 8-K/A contains the required financial statements.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial information required by this Item 9.01(a) of Form 8-K is attached as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)	Pro Form Financial Information.

The financial information required by this Item 9.01(b) of Form 8-K is attached as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d)	Exhibits

Exhibit No.	Description

99.2	Unaudited financial statements for Riverview Financial Corporation for the nine months ended September 30, 2021.

99.3	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2021.

104	Cover Page Interactive Date File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC.

Date: February 4, 2022	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer